UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2016

PixarBio Corporation
(Name of Small Business Issuer in its Charter)

Delaware	47-1945113
(State or Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

200 Boston Avenue, Suite 1875 Medford, MA 02155
(Address of principal executive offices)
(617) 803-8838
(Telephone Number of Principal Executive Offices)

BMP HOLDINGS Inc.

(Former Name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

PixarBio Corporation (the “Company”) issued a press release, dated October 30, 2016, in which the Company announced its merger transaction with BPM Holdings, Inc. which became effective on Monday, October 31, 2016 at 8:00 AM (EST). The press release also announced the name change of BMP Holdings, Inc. to PixarBio Corporation. This name becomes effective for trading purposes on Tuesday, November 1, 2016. The Company trades under the symbol PXRB on the OTC Markets.

ITEM 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1

Press Release dated October 30, 2016 – PixarBio Corporation, Finalized its Merger Transaction with BMP Holdings, Stock Trading on The OTC Markets Begins Monday October 31, 2016 Under New Stock Symbol PXRB

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PixarBio Corporation (the Company)

Dated: October 31, 2016	By:	/s/ Francis M. Reynolds
Francis M. Reynolds
Title: Chief Executive Officer

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